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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-47355 and 333-93401 on Form S-3 and Registration Statement Nos. 333-10149, 333-10153, 333-10157, 333-11037, 333-13187, 333-56607, 333-67619, 333-71113,
and 333-80775 on Form S-8 of The Dial Corporation of our report dated
January 25, 2000, appearing in this Annual Report on Form 10-K of
The Dial Corporation for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 29, 2000